Exhibit 10.7

FIRST AMENDMENT TO THE

NEW PEOPLES BANK, INC.

SALARY CONTINUATION AGREEMENT

DATED DECEMBER 18, 2002

FOR

FRANK SEXTON, JR.

THIS AMENDMENT executed on this 30th day of June, 2003, by and between the NEW PEOPLES BANK, INC., a state chartered commercial bank located in Honaker, Virginia (the “Company”), and FRANK SEXTON, JR. (the “Executive”)

On December 18, 2002, the Company and the Executive executed the SALARY CONTINUATION AGREEMENT (the “Agreement”).

Pursuant to the power of amendment reserved by Article 7 of the Agreement, the undersigned hereby amends, in part, said Agreement for the purposes of: (i) removing definitions, (ii) changing the Effective Date, and (iii) changing the Plan Year. Therefore,

Section 1.2 shall be deleted from the Agreement.

Section 1.3 shall be deleted from the Agreement.

Section 8.2 shall be deleted from the Agreement.

Section 2.2.4 shall be added to the Agreement as follows:

The benefit amount is subject to a vesting schedule of zero percent (0.0%) in the first Plan Year, and one hundred percent (100%) thereafter.

IN WITNESS OF THE ABOVE, the Executive and the Company have agreed to this First Amendment.

Executive:	Company:

NEW PEOPLES BANK, INC.

/s/ Frank Sexton, Jr.	By	/s/ Lynn Keene
Frank Sexton, Jr.	Title	Chairman of the Board